Exhibit - (n)
LAUDUS TRUST
Amended and Restated Rule 18f-3 Multiple Class Plan
Effective September 28, 2007
     Laudus Trust (the “Trust”), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a “Fund” and together the “Funds”).
A. Attributes of Share Classes
     1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a “Certificate”) as each such Certificate is attached as Exhibits hereto.
     2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust’s prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”), and separately bear any service fees (“service fees”) that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund’s operations which are directly attributable to such class (“Class Expenses”); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.
B. Expense Allocations
     1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a different amount by that class (excluding economies of scale discounts) or for which that class receives services of a different kind or to a different degree than other classes are considered “class-specific” expenses and are (or will be) borne exclusively by that class.
     2. Expenses that are not incurred in different amounts by class and for which share classes do not receive services of a different kind or to a different degree than other classes are

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considered “non-class specific” expenses and shall be allocated in accordance with Rule 18f-3(c).
C. Amendment of Plan
     1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.
     2. The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

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SCHEDULE A
to
LAUDUS TRUST
Amended and Restated Rule 18f-3 Multiple Class Plan
dated November 19, 2009
Laudus Rosenberg Funds

Select Class
(f/k/a
Institutional
FUND	Investor Class	Adviser Class	Class)
Laudus Rosenberg U.S. Large Capitalization Fund	X		X
Laudus Rosenberg U.S. Discovery Fund			X
Laudus Rosenberg U.S. Small Capitalization Fund	X	X	X
Laudus Rosenberg International Equity Fund	X		X
Laudus Rosenberg International Discovery Fund	X		X
Laudus Rosenberg International Small Capitalization Fund	X		X

SCHEDULE B
to
LAUDUS TRUST
Amended and Restated Rule 18f-3 Multiple Class Plan
dated September 14, 2011
Laudus Mondrian Funds

Institutional
FUND	Investor Class	Select Class	Class
Laudus Mondrian Emerging Markets Fund	X	X	X
Laudus Mondrian International Fixed Income Fund			X
Laudus Mondrian International Equity Fund	X	X	X
Laudus Mondrian Global Equity Fund	X	X	X
Laudus Mondrian Global Fixed Income Fund		X

SCHEDULE C
to
LAUDUS TRUST
Amended and Restated Rule 18f-3 Multiple Class Plan
dated December 1, 2008
Laudus Growth Investors Funds

FUND	Shares Class
Laudus Growth Investors U.S. Large Cap Growth Fund	X

Exhibit A.1
LAUDUS ROSENBERG FUNDS
CERTIFICATE OF CLASS DESIGNATION
Investor Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust has adopted a distribution and shareholder service plan with respect to the Investor Class Shares of the Laudus Rosenberg Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of plan, the Trust is permitted to reimburse, out of the Investor Class assets of each Laudus Rosenberg Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Investor Class Shares of the Laudus Rosenberg Funds, as described in the prospectus.
     With respect to Investor Class Shares of the Laudus Rosenberg Funds, the Trust is permitted to reimburse, out of the Investor Class Assets of each Laudus Rosenberg Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class Shares of the Laudus Rosenberg Funds an amount up to 0.15% on an annual basis of the average daily net assets of that class, as described in the prospectus.
2. Eligibility of Purchasers
     Investor Class Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Investor Class Shares (such as a distribution plan or service agreement relating to the Investor Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Investor Class shareholder may convert Investor Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.

     In the event a shareholder no longer meets the eligibility requirements for investment in the Investor Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Investor Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Investor Class shares of a Laudus Rosenberg Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit A.2
LAUDUS ROSENBERG FUNDS
CERTIFICATE OF CLASS DESIGNATION
Adviser Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Adviser Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. The Trust has adopted a non-12b-1 shareholder service plan with respect to the Adviser Class Shares of the Laudus Rosenberg Funds. Under the terms of plan, the Trust is permitted to reimburse, out of the Adviser Class assets of each Laudus Rosenberg Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers.
     With respect to Adviser Class Shares of the Laudus Rosenberg Funds, the Trust is permitted to reimburse, out of the Adviser Class Assets of each Laudus Rosenberg Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Adviser Class Shares of the Laudus Rosenberg Funds an amount up to 0.05% on an annual basis of the average daily net assets of that class, as described in the prospectus.
2. Eligibility of Purchasers
     Adviser Class Shares are available solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust’s Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for the investment management or administrative services. Adviser Class Shares are subject a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Adviser Class shareholder will have one vote for each full Adviser Class Share held and a fractional vote for each fractional Adviser Class Share held. Adviser Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Adviser Class Shares (such as a distribution plan or service agreement relating to the Adviser Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Adviser Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features

     Upon request to the Trust, Adviser Class shareholder may convert Adviser Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.
     In the event a shareholder no longer meets the eligibility requirements for investment in the Adviser Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Adviser Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Adviser Class shares of a Laudus Rosenberg Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit A.3
LAUDUS ROSENBERG FUNDS
CERTIFICATE OF CLASS DESIGNATION
Select Class (f/k/a Institutional Class prior to 7/30/2008)
1. Class-Specific Distribution Arrangements, Other Expenses
     Select Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. The Trust has adopted a not adopted a distribution and/or shareholder service plan with respect to the Select Class Shares of the Laudus Rosenberg Funds.
2. Eligibility of Purchasers
     Select Class Shares are available to institutions, plan sponsors of 401(a), 401(k), 457, and 403(b) benefit plans and individuals and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Select Class shareholder will have one vote for each full Select Class Share held and a fractional vote for each fractional Select Class Share held. Select Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Select Class Shares (such as a distribution plan or service agreement relating to the Select Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Select Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Select Class shareholder may convert Select Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.
     In the event a shareholder no longer meets the eligibility requirements for investment in the Select Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Select Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.

     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Select Class shares of a Laudus Rosenberg Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit B.1
LAUDUS MONDRIAN FUNDS
CERTIFICATE OF CLASS DESIGNATION
Investor Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust has adopted a distribution and shareholder service plan with respect to the Investor Class Shares of the Laudus Mondrian Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of plan, the Trust is permitted to reimburse, out of the Investor Class assets of each Laudus Mondrian Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Investor Class Shares of the Laudus Mondrian Funds, as described in the prospectus.
     With respect to Investor Class Shares of the Laudus Mondrian Funds, the Trust is permitted to reimburse, out of the Investor Class Assets of each Laudus Mondrian Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class Shares of the Laudus Mondrian Funds an amount up to 0.15% on an annual basis of the average daily net assets of that class, as described in the prospectus.
2. Eligibility of Purchasers
     Investor Class Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Investor Class Shares (such as a distribution plan or service agreement relating to the Investor Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Investor Class shareholder may convert Investor Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.

     In the event a shareholder no longer meets the eligibility requirements for investment in the Investor Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Investor Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Investor Class shares of a Laudus Mondrian Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit B.2
LAUDUS MONDRIAN FUNDS
CERTIFICATE OF CLASS DESIGNATION
Select Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Select Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. The Trust has not adopted a distribution and/or shareholder service plan with respect to the Select Class Shares of the Laudus Mondrian Funds.
     With respect to Select Class Shares of the Laudus Mondrian Funds, the Trust is permitted to reimburse, out of the Select Class Assets of each Laudus Mondrian Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Select Class Shares of the Laudus Mondrian Funds an amount up to 0.15% on an annual basis of the average daily net assets of that class, as described in the prospectus.
2. Eligibility of Purchasers
     Select Class Shares are available individuals and institutions and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Select Class shareholder will have one vote for each full Select Class Share held and a fractional vote for each fractional Select Class Share held. Select Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Select Class Shares (such as a distribution plan or service agreement relating to the Select Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Select Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Select Class shareholder may convert Select Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.
     In the event a shareholder no longer meets the eligibility requirements for investment in the Select Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Select Class

Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Select Class shares of a Laudus Mondrian Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit B.3
LAUDUS MONDRIAN FUNDS
CERTIFICATE OF CLASS DESIGNATION
Institutional Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. The Trust has adopted a not adopted a distribution and/or shareholder service plan with respect to the Institutional Class Shares of the Laudus Mondrian Funds.
2. Eligibility of Purchasers
     Institutional Class Shares are available to institutions, plan sponsors of 401(a), 401(k), 457, and 403(b) benefit plans and individuals and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Institutional Class Shares (such as a distribution plan or service agreement relating to the Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Institutional Class shareholder may convert Institutional Class Shares to shares of another Class of the Fund, provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.
     In the event a shareholder no longer meets the eligibility requirements for investment in the Institutional Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Institutional Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Institutional Class shares of a Laudus Mondrian Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.

Exhibit C.1
LAUDUS GROWTH INVESTORS FUNDS
CERTIFICATE OF CLASS DESIGNATION
Shares Class
1. Class-Specific Distribution Arrangements, Other Expenses
     Shares Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. The Trust has not adopted a distribution and/or shareholder service plan with respect to the Shares Class Shares of the Laudus Growth Investors Funds.
     With respect to Shares Class Shares of the Laudus Growth Investors Funds, the Trust is permitted to reimburse, out of the Share Class Assets of each Laudus Growth Investors Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Shares Class Shares of the Laudus Growth Investors Funds an amount up to 0.10% on an annual basis of the average daily net assets of that class, as described in the prospectus.
2. Eligibility of Purchasers
     Shares Class Shares are available individuals and institutions and require a minimum initial investment (as described in the prospectus).
3. Voting Rights
     Each Shares Class shareholder will have one vote for each full Shares Class Share held and a fractional vote for each fractional Shares Class Share held. Shares Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Shares Class Shares (such as a distribution plan or service agreement relating to the Shares Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Shares Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.
4. Conversion Features
     Upon request to the Trust, Shares Class shareholder may convert Shares Class Shares to shares of another Class of the Fund, if another Class of shares is available for investment and provided such shareholder meets the eligibility requirements of the Class into which such shareholder seeks to have his/her/its shares converted.
     In the event a shareholder no longer meets the eligibility requirements for investment in the Shares Class Shares, the Fund may convert the shareholder into a Class of shares for which such shareholder does meet the eligibility requirements. Any such conversion will be preceded by written notice to the shareholder, and will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge. If the shareholder meets the eligibility requirements for more than one other Class, then such shareholder’s Shares Class Shares will be converted into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.
     If an investor in any Class of shares no longer meets the eligibility requirements, the Fund may cash out the investor’s remaining account balance. Any such cash out will be preceded by written notice to the investor and will be subject to the Fund’s normal redemption fees, if any.
     To the extent permitted by law and the extent permitted by the Trust’s Declaration of Trust, the Trust may combine the Classes of any Fund provided that such combination will occur at the respective net asset values of the Classes without imposition of any sales load, fee or other charge.
5. Exchange Privileges
     Upon request to the Trust, shareholders may exchange Shares Class shares of a Laudus Growth Investors Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.
6. Limitation on Conversion and Exchange Rights
     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who has made arrangements with the Trust or the principal underwriter for a Fund to make available for investment only certain classes of shares or shares of certain Funds.